IXIS CASH MANAGEMENT TRUST – MONEY MARKET SERIES

Supplement dated April 2, 2007, to the IXIS Cash Management Trust Statement of Additional Information dated September 1, 2006, as may be revised or supplemented from time to time

Effective April 1, 2007, Jonathan P. Mason was appointed an Independent Trustee to the Board of Trustees for the IXIS Advisor and Loomis Sayles Funds. Accordingly, the following is added to the table in the sub-section “Trustees and Officers” within the section “Management of the Trusts”:

Name and Date of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

Jonathan P. Mason (8/30/58)	Trustee, since 2007 Audit Committee Member	Chief Financial Officer, Cabot Corp. (specialty chemicals); formerly, Vice President and Treasurer, International Paper Company; formerly, Chief Financial Officer, Carter Holt Harvey (forest products)	37 None

* Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term.

** Each person listed above, except as noted, holds the same position(s) with the Trust. Previous positions during the past five years with IXIS Asset Management Distributors, L.P. (the “Distributor”), IXIS Asset Management Advisors, L.P. (“IXIS Advisors”), or Loomis, Sayles & Company, L.P. are omitted if not materially different from a trustee’s or officer’s current position with such entity.

*** The trustees of the Trust serve as trustees of a fund complex that includes all series of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust, AEW Real Estate Income Fund, Loomis Sayles Funds I and Loomis Sayles Funds II.

Effective April 1, 2007, Russell L. Kane succeeded Max J. Mahoney as Anti-Money Laundering Officer for the IXIS Advisor and Loomis Sayles Funds. All references to Max J. Mahoney are deleted.

Effective with his appointment to the Board of Trustees on April 1, 2007, Mr. Mason became a member of the Audit Committee. In addition, Charles D. Baker, previously a member of the Audit Committee, became a member of the Contract Review and Governance Committee. Accordingly, the lists of the members of the Audit Committee and the Contract Review and Governance Committee in the sub-section “Standing Board Committees” within the section “Management of the Trust” are amended and restated as follows:

Audit Committee	Contract Review and Governance Committee
Daniel M. Cain – Chairman	Edward A. Benjamin - Chairman
Jonathan P. Mason	Graham T. Allison, Jr.
Cynthia L. Walker	Charles D. Baker
Richard Darman

As chairperson of the Board of Trustees, Ms. Moose is an ex officio member of both Committees.

As of December 31, 2006, Mr. Mason did not own shares of the Fund or any Funds overseen by the Board of Trustees for the IXIS Advisor and Loomis Sayles Funds.

SP339-0407